UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2010
MYLAN INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)
1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)
(724) 514-1800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (e) On March 3, 2010, following approval by the Compensation Committee of the Board of Directors of Mylan Inc. (the “Company”), the Company and Robert J. Coury, Mylan’s Chairman and CEO, entered into an amendment to Mr. Coury’s Retirement Benefit Agreement. The amendment changes the formula for the calculation of Mr. Coury’s potential retirement benefit, from 40% of the sum of his base salary and the average of the three highest annual cash bonuses paid to Mr. Coury during the five years preceding his retirement, to 50% of such amount. A copy of the Amendment No. 4 to Retirement Benefit Agreement is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 4 to Retirement Benefit Agreement dated March 3, 2010, between the registrant and Robert J. Coury.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.
Date: March 5, 2010	By:	/s/ Heather Bresch
Heather Bresch
President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 4 to Retirement Benefit Agreement dated March 3, 2010, between the registrant and Robert J. Coury.